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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-33932, 333-55926 and 333-71254) of our
report dated December 4, 2002 relating to the financial statements of Firepond, Inc., which appears in Firepond Inc.'s Annual Report on Form 10-K for the year ended October 31, 2002.


PricewaterhouseCoopers LLP

Boston, Massachusetts
January 29, 2003